                                                                    EXHIBIT 10.7

                             THE LEAP GROUP, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I
                                   ---------

                                 ESTABLISHMENT
                                 -------------

     1.1  Purpose.
          -------

     The Leap Group, Inc. Employee Stock Purchase Plan ("Plan") is hereby established by The Leap Group, Inc. ("Company"). The purpose of the Plan is to promote the overall financial objectives of the Company's stockholders by motivating those persons participating in the Plan to achieve long-term growth in stockholder equity. The Plan and the grant of awards thereunder is expressly conditioned upon the Plan's approval by the stockholders of the Company, and if such approval is not obtained then the Plan and any Option granted thereunder shall be null and void ab initio. The Plan is intended as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and Options granted hereunder are intended to constitute options granted under such a plan, and the Plan document and all actions taken in connection with the Plan shall be constructed consistently with such intent. The Plan is adopted effective as of May 29, 1996.


                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1 "Account" shall mean the bookkeeping account established on behalf of a Participant to which shall be credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock pursuant to the Plan. The Company shall have custody of such Account.

     2.2 "Agreement" or "Option Agreement" means, individually or collectively, any enrollment, subscription and withholding agreement entered into pursuant to the Plan. An Agreement shall be the authorization of the Company or a Subsidiary to withhold from payroll amounts to be applied to purchase Common Stock.

     2.3 "Beneficiary" means the person or entity which has been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Options or other rights are transferred if and to the extent permitted hereunder (but only to the extent consistent with the plan's being described in Section 423 of the Code). If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person or entity entitled by will or the laws of descent and distribution to receive such benefits.

     2.4 "Board of Directors" or "Board" means the Board of Directors of the Company.

     2.5 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or a Subsidiary for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall consist of the following:
Participant's conviction on a felony charge or Participant's commission of any crime involving moral turpitude; Participant's dishonesty or fraud resulting in damage to the business of the Company or an Affiliate; Participant's embezzlement or theft of assets of the Company or an Affiliate; in the sole discretion of the Company, Participant's grossly negligent conduct, Participant's course of personal conduct of an illegal or unethical nature which tends to place the Company or an Affiliate in disrepute, or otherwise negatively affects the ability of the Company or an Affiliate to conduct its business; Participant's competition with the Company or aid to a competitor of the Company to the detriment of the Company; or a breach of this Agreement by Participant, including failure to perform duties and services to the Company or an Affiliate. In the event Participant is arrested for any of the types of matters above, the Company may place Participant on suspension without pay until such matter is dismissed or the Participant is convicted.

     2.6 "Change in Control" so shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than the greater of (i) fifty percent (50%) of the combined voting power of the Company's then outstanding securities or (ii) the percentage of the combined voting power of the Company's then outstanding securities which equals (A) ten percent (10%) plus (B) the percentage of the combined voting power of the Company's outstanding securities held by such corporation, person or entity on the Effective Date; (b)(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

     2.7 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any successor thereto.

     2.8 "Commission" means the Securities and Exchange Commission or any successor agency.

     2.9 "Committee" means the Compensation Committee of the Board or such other Board committee as may be designated by the Board to administer the Plan, provided that the Committee shall be comprised of only "disinterested persons" as required for an application of Rule 16b-3.

     2.10 "Common Stock" means the shares of the regular voting Common Stock, $.01 par value per share, of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.11 "Company" means The Leap Group, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities all or substantially all of the securities of the Company shall be exchanged; and any assignee of or successor to all or substantially all of the assets of the Company.

     2.12 "Continuous Service" shall mean, subject to modification by the Committee, an Eligible Employee's number of full years and completed months of continuous employment with the Company or a Subsidiary (but only since the date such entity became a Subsidiary) from the most recent date of hire to the date of Termination of Employment for any reason. The Committee may provide rules from time to time regarding the calculation of Continuous Service and the method for crediting such service.

     2.13 "Contribution Rate" means the rate determined under Section 5.5

     2.14 "Disability" means a mental or physical injury or illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or a Subsidiary of the Company, or if the Participant is not covered by such a plan, a mental or physical injury or illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or a Subsidiary of the Company. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of
(i) a willfully self-inflicted injury or willfully self-induced sickness; or
(ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability shall be made by the Committee, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.15 "Effective Date" means May 29, 1996.

     2.16 "Eligible Employee" means each current, common law employee of the Company or a Subsidiary (if the Company has extended participation to the employees of a Subsidiary) on a Grant Date, except that the Committee in its sole discretion may exclude:

          (a) any employee who has accrued less than a minimum period of Continuous Service established by the Committee (but not to exceed 2 years).

          (b) any employee whose customary employment is 20 hours or less per week;

          (c) any employee whose customary employment is for not more than 5 months in any calendar year; and

          (d) any employee who is a highly compensated employee of the Company or Subsidiary within the meaning of Section 414(q) of the Code.

As of the Effective Date and unless and until amended by the Committee, employees described in Section 2.16(b) and (c) are excluded as Eligible Employees. Any period of service described in this Section may be decreased in the discretion of the Committee. Any employee who would directly or indirectly own or hold (applying the rules of Section 424(d) of the Code to determine stock ownership) immediately following the grant of an Option hereunder an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary is excluded as an Eligible Employee.

     2.17 "Exercise Date" means such one or more dates determined by the Committee on which the accumulated value of the Account shall be applied to purchase Common Stock and unless otherwise specified by the Committee shall be December 31, 1997 and December 31 of each calendar year thereafter. The Committee may accelerate an Exercise Date in order to satisfy the employment period requirement of Section 423(a)(2), and the date of a Change in Control shall be an Exercise Date.

     2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

     2.19 "Fair Market Value" means the fair market value of Common Stock as determined by the Committee or under procedures established by the Committee.

Unless otherwise determined by the Committee, the Fair Market Value per share of Common Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

     2.20 "Grant Date" means the date or dates established by the Committee on which one or more Options are granted pursuant to the Plan. The Committee may determine for any Plan Year that there shall be no Grant Date, in which case no Options shall be granted for that Plan Year. The terms and conditions of any Option granted on a particular Grant Date shall be independent of and have no effect on the terms and conditions of any Option granted on another Grant Date.

     2.21 "Option Period" means the period beginning on the day next following an Exercise Date and ending on the next following Exercise Date, as determined by the Committee, subject to the limitations of Section 5.3.

     2.22 "Option Price" means the price at which the Common Stock granted as of a specific Grant Date may be purchased under an Option. The price shall be subject to the limitation set forth in Section 5.4.

     2.23 "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Option has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative, to the extent consistent with Section 423 of the Code. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with an intended application of Rule 16b-3, the intent to comply with Section 423 of the Code and the use of Commission Form S-8 (or the Committee's waiver of such). Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

     2.24 "Plan" means The Leap Group, Inc. Employee Stock Purchase Plan, as herein set forth and as may be amended from time to time.

     2.25 "Plan Year" means the period beginning April 1, 1997 and continuing through December 31, 1997, and each calendar year beginning thereafter. The Committee may at any time in its discretion designate another period as the Plan Year.

     2.26 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option or shares of Common Stock have been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.27 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company, if the Participant is covered by such a plan, and if the Participant is not covered by such a plan, then age sixty-five (65), or age fifty-five (55) with the accrual of ten (10) years of service.

     2.28 "Rule 16a-1(c)(3)" and "Rule 16b-3" mean Rule 16a-1(c)(3) and Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.

     2.29 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2.30 "Stock Option" or "Option" means the right to purchase the number of shares of Common Stock specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

     2.31 "Subsidiary" means any company as currently defined in Section 424(f) of the Code. Unless otherwise indicated the term "Company" shall hereinafter be deemed to include all Subsidiaries of the Company having employees to which the Company has extended participation in the Plan.

     2.32 "Termination of Employment" means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an employee of the Company, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company of all businesses owned or operated by the Company. A transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, will not be a Termination of Employment, unless expressly determined by the Committee. A Termination of

Employment shall occur for an employee who is employed by a Subsidiary of the Company if the Subsidiary shall cease to be a Subsidiary and the Participant shall not immediately thereafter become an employee of the Company or a Subsidiary of the Company.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                  ARTICLE III
                                  -----------

                                 ADMINISTRATION
                                 --------------

     3.1 Committee Structure and Authority. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a) to select those persons to whom Options may be granted from time to time;

          (b) to determine whether and to what extent Options are to be granted hereunder;

          (c) to determine the number of shares of Common Stock available as of any Grant Date;

          (d) to determine any Grant Date, Exercise Date and Option Period, and provide for all aspects of payroll deduction, suspension or withdrawal;

          (e) to determine the number of shares of Common Stock to be covered by each Option;

     (f) to determine the terms and conditions of any Option granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture regarding any Option and the shares of Common Stock relating thereto);

          (g) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Section 6.1;

          (h) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Option shall be deferred;

          (i) to determine under what circumstances an Option may be settled in cash or Common Stock;

          (j) to provide for the forms of Agreement to be utilized in connection with this Plan;

          (k) to determine whether a Participant has a Disability or reached Retirement;

          (l) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under the Plan;

          (m) to determine what securities law requirements are applicable to the Plan, Options and the issuance of shares of Common Stock, and to require of a Participant that appropriate action be taken with respect to such requirements;

          (n) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Options;

          (o) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any Federal, state or local taxes as may be necessary in order for the Company or any other entity to obtain a deduction or as may be otherwise required by law;

          (p) to determine whether and with what effect an individual has incurred a Termination of Employment;

          (q) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

          (r) to determine the restrictions or limitations on the transfer of Common Stock or Options;

          (s) to determine whether an Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

          (t) to determine the permissible methods of Option exercise and payment;

          (u) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

          (v) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants. Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Option, may be made at the time of the grant of the Option or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.


                                   ARTICLE IV
                                   ----------

                             STOCK SUBJECT TO PLAN
                             ---------------------

     4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Options under the Plan shall be 500,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares shall consist of authorized and unissued shares.

     4.2  Release of Shares.   The Committee shall in its sole discretion
determine the number of shares of Common Stock available under the Plan, and may include, in its sole discretion, any shares of Common Stock that cease to be subject to an Option or are forfeited, any shares subject to an Option that terminates without issuance of shares of Common Stock being made to a Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of an Option, including the satisfaction of tax withholding.

     4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement with respect to such Option. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any shares of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued and transferred. Subject to Section 4.3, upon exercise of the Option or any portion thereof, the Company shall issue the shares of Common Stock at such time as determined by the Committee, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided in an Agreement.

     4.5 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, merger, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, reclassification, rights offering, partial or complete liquidation or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, the Exercise Date, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional share resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

     4.6 Custodian. Shares of Common Stock purchased pursuant to the Plan may be delivered to and held in the custody of such investment or financial firm as shall be appointed by the Committee. The custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual Participants. By appropriate instructions to the custodian on forms to be provided for the purpose, a Participant may from time to time obtain (a) transfer into the Participant's own name or into the name of the Participant and another individual of all or part of the whole shares held by the custodian for the Participant's account; (b) transfer of all or part of the whole shares held for the Participant's account by the custodian to a regular individual brokerage account in the Participant's own name or in the name of the Participant and another individual, either with the firm then acting as custodian or with another firm, or (c) sell all or part of the whole shares held by the custodian for the Participant's account at the market price at the time the order is executed and remittance of the net proceeds of the sale to the Participant. Upon termination of participation in the Plan, and upon receipt of instructions from the Participant, the shares held by the custodian for the account of the Participant will be transferred to the Participant in accordance with (a) above, transferred to a brokerage account in accordance with (b) above, or sold in accordance with (c), above.


                                   ARTICLE V
                                   ---------

                                  ELIGIBILITY
                                  -----------

     5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan as of any Grant Date shall be those persons (and only those persons) who are Eligible Employees of the Company or Eligible Employees of a Subsidiary to whom the Company has extended participation on a Grant Date.

     5.2 Grant of Options. The Committee shall have authority to grant Options under the Plan at any time or from time to time to all Eligible Employees as of a Grant Date. (To the extent an Option is granted to any Eligible Employee of an entity on a relevant date, all Eligible Employees of the entity shall be granted an Option to the extent required by law.) An Option shall entitle the Participant to receive shares of Common Stock at the conclusion of the Option Period, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, including without limitation, payment of the Option Price. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan and to such other terms and conditions as the Committee may deem appropriate. The grant and exercise of Options hereunder shall be subject to all applicable Federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agencies as may be required. As of any Grant Date, each Eligible Employee shall be granted Options with the same rights and privileges as the Options granted to each other Eligible Employee on that Grant Date, except the amount of the Common Stock which may be purchased by any Participant under any Option may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation (as determined by the Committee), of all Eligible Employees on that Grant Date, and the Option may establish a maximum amount of Common Stock which may be purchased.

     5.3 Option Period. Each Agreement shall specify the period for which the Option thereunder is granted, which shall be determined by the Committee. In no event shall the Option Period extend beyond the period permitted under Section 423(b)(7) of the Code.

     5.4 Option Price. Subject to the limits stated herein, the Option Price per share at which shares of Common Stock may be acquired upon exercise of an Option shall be determined by the Committee. Unless otherwise specified by the Committee, with respect to any Exercise Date, the Option Price shall not be less than the lesser of (a) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Grant Date and (b) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Exercise Date. The Committee reserves the right to increase the Option Price by the value of any accretion to the amounts credited to an Account if the Participant is credited with such accretion regardless of the method of accounting for such accretion.

     5.5 Contribution Rate. If an Eligible Employee elects to participate, the Participant shall file an Agreement with the Committee within the time period designated by the Committee. The Committee may provide that the Agreement shall specify the percentage or amount of the Participant's compensation (as defined by the Committee) determined by the Participant to be deducted each pay period. Such amount shall be credited to the Account and shall be the Participant's Contribution Rate. Such deductions shall begin as of the first regularly scheduled payroll date on or after the later of the Grant Date and the date specified by the Committee. Unless otherwise determined by the Committee, participants may not make any separate cash payments outside payroll deductions under the Plan, except that, in the event of a Change in Control, the Committee may permit each Participant to make a single sum payment with respect to the Option before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Committee may establish minimum and maximum percentages or amount to be contributed and a date by when any Agreement must be filed with the Committee. Unless otherwise permitted by the Committee, such contributions will be held in the general funds of the Company, and no interest shall accrue on any amounts held under this Plan, unless expressly determined by the Committee, and any separate accounting shall not limit the Company's use of the funds. If payroll deduction are made by a Subsidiary, that corporation will promptly remit the amount of the deduction to the Company. A Participant's Contribution Rate, once established, shall remain in effect until the next following Grant Date unless and until contributions are suspended or fully discontinued in order to comply with Section 401(k) of the Code or for such other reasons as the Committee in its sole discretion may determine, or if the Participant shall request suspension or discontinuance. If a Participant requests to suspend payroll deductions the Participant may do so at such times and in such manner as the Committee may permit, and previously deducted amounts shall be retained until the Exercise Date. A Participant who has suspended contributions (1) will receive any shares of Common Stock as of the Exercise Date and (2) may recommence payroll deductions at such time, if at all, as determined by the Committee. If a Participant requests to cancel and totally discontinue payroll deductions, the Participant may do so by providing written notice to the Committee, and there shall be paid to the Participant the value of the Participant's Account at such time as the Committee directs and the Participant shall not receive any shares of Common Stock as of the Exercise Date.

     5.6 Purchase of Shares. Subject to Sections 5.7, 5.8, 5.9, 5.10 and 5.11, on each Exercise Date, a Participant who has previously executed an Agreement with respect to a specific Grant Date and made one or more payments described in
Section 5.5 shall be deemed to have exercised the Option to the extent of the value of the Account, and shall be deemed to have purchased such number of full shares of Common Stock as equals the value of the Account, subject to the limits of Sections 423(b)(3) and 423(b)(8) of the Code and the number of shares available as of the Exercise Date and proportionably allocable to other Participants for that Grant Date. The number of shares of Common Stock to be purchased as of any Exercise Date shall be determined by dividing the Option Price per share of the Common Stock into the Account value and the value of the shares so purchased shall be charged to the Account. Any value remaining in an Account of the Participant shall be retained by the Plan as an initial value credited to the Account of the Participant if there is an effective Agreement respecting the Participant on the Grant Date immediately following the Exercise Date, or if there is not an effective Agreement regarding the Participant in the Grant Date immediately following the Exercise Date, then the remaining value shall be returned at such time as determined by the Committee to the Participant and not applied to purchase Common Stock. Certificates of Common Stock purchased hereunder may be held by the custodian as provided in Section 4.6. The Committee may determine and designate that any Common Stock issued to the Participant who is subject to reporting under Section 16 of the Exchange Act must be held for six (6) months to the extent required by law to avoid liability under the Exchange Act. The Committee may amend the Plan or any Agreement or provide in operation for Participants to dispose of shares of Common Stock received upon the Exercise Date on or immediately thereafter (which time may include any period during which the Option is held) to the extent such disposition would not result in liability under Section 16 of the Exchange Act. If the total number of shares to be purchased as of any Exercise Date by all Participants exceeds the number of shares authorized and remaining available under this Plan or made available by the Committee as to any Exercise Date, a pro rata allocation of the available shares will be made among all Participants authorizing such payroll deductions based on the amount of their respective payroll deductions through the Exercise Date. Any cash remaining will be returned to Participants.

     5.7 Cancellation of Options. Except as otherwise provided in an Agreement, an Option shall cease to be exercisable and shall be cancelled on or after the expiration of the Option Period.

     5.8 Terminated Employees. Except as otherwise provided by the Committee or in an Agreement, any Participant who incurs a Termination of Employment for any reason, except death, Disability or Retirement, during the Option Period shall cease to be a Participant, the Option of the Participant shall be null and void on the date of the Termination of Employment without notice to the Participant and the balance of the Account of the Participant shall be distributed to the Participant at such time as the Committee determines.

     5.9 Deceased Employees. If a Participant shall die during an Option Period while an Eligible Employee, no further contributions by deduction from regularly scheduled payments on behalf of the deceased Participant shall be made, except that unless otherwise determined by the Committee, the Representative of such Participant may make a single sum payment with respect to the Option of the Participant at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Representative of such Participant may at any time prior to the Exercise Date request a distribution of the Account of the Participant. If the Representative does not request a distribution, the balance accumulated in the deceased Participant's Account shall be used to purchase shares of Common Stock on the Exercise Date.

     5.10 Disabled or Retired Employees. If a Participant incurs a Termination of Employment due to Disability, or if a Participant incurs a Termination of Employment due to Retirement, during an Option Period, no further contributions by deduction from regularly scheduled payments on behalf of the disabled or retired Participant shall be made, except that unless otherwise determined by the Committee, the Participant may make a single sum payment with respect to the Option of the Participant at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Participant may at any time prior to the Exercise Date request a distribution of the Account. If the Participant does not request a distribution of the Account, the balance accumulated in the disabled or retired Participant's Account shall be used to purchase shares of Common Stock on the Exercise Date.

     5.11 Limitations. Notwithstanding any other provision of this Plan, in no event may a Participant (i) purchase under the Plan during any Plan Year Common Stock having a fair market value (determined at the Grant Date) of more than $25,000 or (ii) receive any rights to purchase stock hereunder if he or she beneficially owns, immediately after the Option is granted, five percent (5%) or more of the total voting power or value of all classes of stock of the Company. Subject to the foregoing, as of any Grant Date a Participant may not receive an Option to purchase a number of shares of Common Stock in excess of the maximum number of shares of Common Stock determined by the Committee, and in the absence of a determination, the maximum number shall be determined by dividing $25,000 by the lowest closing price of the Common Stock as reported on the principal exchange or market on which the Common Stock was traded during the 12-month period ending immediately prior to the Grant Date.

     5.12 Nonassignability. Except as provided herein or in an Agreement, no Option or interest therein shall be transferable by a Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant or, if consistent with Section 423 of the Code, by designation of a Beneficiary upon the death of the Participant.


                                   ARTICLE VI
                                   ----------

                                 MISCELLANEOUS
                                 -------------

     6.1 Amendments and Termination. The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under an Option theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or as a Plan described in Section 423 of the Code. In addition, no amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

     The Committee may amend the Plan at any time subject to the same limitations on its right to amend the Plan as apply to the Board as described in the preceding paragraph, and any such amendment shall be subject to the approval or rejection of the Board.

     The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Option to qualify for the exemption provided by Rule 16b-3 or to qualify as an Option under Section 423 of the Code.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Options which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything to the contrary herein, if any right or action under this Plan or an Agreement would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right or action, be eligible for such accounting treatment, the Committee may modify or adjust the right or action so that pooling of interest accounting is available.

     6.2 Unfunded Status of Plan. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     6.3  General Provisions.

          (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) Impact on other Compensation. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for its employees.

          (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give the Company written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

          (d) Representative. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (e) Controlling Law. The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law), except to the extent that the General Corporation Law of the State of Delaware would be mandatorily applicable. The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (f) Offset. Any amounts owed to the Company by a Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under the Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under the Plan or an Agreement shall be transferred unless and until all disputes of any type between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company.

          (g) Fail Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

          (h) Capitalization. The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     6.4 Mitigation of Excise Tax. Subject to any agreement between the Participant and the Company, any payment or right accruing to a Participant under this Plan (without the application of this Section 6.4), either alone or together with other payments or rights accruing to the Participant from the Company ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 6.4 shall apply with respect to any person only if after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes.

     6.5 Rights with Respect to Continuance of Employment. The Plan does not, directly or indirectly, create any absolute right for the benefit of any Employee or class of Employees to purchase any Common Stock under the Plan. Nothing contained herein shall be deemed to alter the relationship between the Company and a Participant, or the contractual relationship between a Participant and the Company if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company and a Participant. The Company and each of the Participants continue to have the right to terminate this employment relationship at any time for any reason, except as provided in a written contract. The Company shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

     6.6 Options in Substitution for Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for awards in respect of other plans of other entities. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     6.7 Delay. Any time period provided for under the Plan or an Agreement, to the extent necessary to avoid the imposition of liability, shall be suspended or delayed during the period a Participant would be subject to liability under
Section 16 of the Exchange Act, but not by more than six (6) months and one (1) day. The Company shall have the right to suspend or delay any time period for an action described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan and may amend the Plan's provisions or operations to reduce obligations imposed by Rule 16b-3 if Rule 16b-3 is amended to reduce obligations imposed on the Plan and its operations.

     6.8 Headings. The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

     6.9 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

     6.10 Successors and Assigns. The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon or insure to the benefit of the Participant's heirs, legal representatives and successors.

     6.11 Entire Agreement. The Plan and an Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Agreement shall control.

     Executed effective this 29th day of May, 1996.


                              THE LEAP GROUP, INC.


                              By:
                                  ---------------------------------
                                  R. Steven Lutterbach
                                  Chief Executive Officer